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Exhibit 10.13(c)
LANVISION SYSTEMS, INC.

LEASE TERMINATION AGREEMENT

                           LEASE TERMINATION AGREEMENT

SEW/ALC/nm
4/13/00

                           LEASE TERMINATION AGREEMENT

         THIS LEASE TERMINATION AGREEMENT ("Agreement") is executed this 21 day of February, 2000, by and between DUKE-WEEKS REALTY LIMITED PARTNERSHIP, an Indiana limited partnership ("Landlord"), and LANVISION, INC., an Ohio corporation ("Tenant").

         WHEREAS, Duke Realty Limited Partnership, as predecessor in interest to Landlord, and Tenant entered into a certain lease dated September 23, 1997, as amended January 16, 1998 (collectively, the "Lease") whereby Tenant leased from Landlord certain premises consisting of approximately 9,200 rentable square feet of space (the "Leased Premises") in a building commonly known as 4700 Governor's Pointe, located at 4700 Duke Drive, Suite 170, Mason, Ohio 45040; and

         WHEREAS, Landlord and Tenant desire to terminate and cancel the Lease and to release each other from their respective obligations under the Lease as provided herein, and to release the Guarantor, LanVision Systems, Inc., from its obligations under the Unconditional Guaranty of Lease dated September 23, 1997 (the "Guaranty");

         NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and each act performed hereunder by the parties, Landlord and Tenant hereby enter into this Agreement.

         1. Provisions Respecting Termination of Lease. Tenant shall pay to Landlord the sum of Thirteen Thousand Seven Hundred Seventy-four Dollars and Four Cents ($13,774.04) (the "Termination Fee") in immediately available funds. The Termination Fee shall accompany the delivery of Tenant's executed copy of this Agreement to Landlord and the Lease shall be terminated and cancelled as of 11:59 p.m. January 31, 2000 (the "Termination

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Date"). Tenant shall surrender possession of the Leased Premises on or before the Termination Date in accordance with the terms of the Lease.

         2. Release Upon Agreement. Upon the Termination Date, Landlord and Tenant shall be released and discharged from their respective obligations under the Lease, and neither party shall have any further liability under the Lease, excluding, however, the obligations of Tenant attributable to any period of the Lease on or prior to the Termination Date (including without limitation the payment of Minimum Annual Rent and Additional Rent, including the year-end reconciliation with respect to Operating Expenses for the calendar year 1999) and any obligations of Tenant under the Lease which survive termination thereof. In addition, subject to the terms hereof, as of the Termination Date, the Guarantor shall be released from its obligations under the Guaranty.

         3. Contingency. This Agreement is contingent upon Landlord entering into a lease for the Leased Premises commencing on or before February 1, 2000, such lease to be on terms satisfactory to Landlord, in its sole discretion. In the event this contingency is not satisfied, upon written notice from Landlord, this Agreement shall be void and of no further force or effect, and the Lease shall continue notwithstanding this Agreement.

         4. Default. In the event Tenant fails to pay the Termination Fee, or pay within thirty (30) days of receipt of the statement from Landlord regarding the year-end reconciliation with respect to Operating Expenses for the calendar year 1999, or surrender the Leased Premises as provided in Paragraph 1 above, Landlord shall have the option of (i) declaring this Agreement void, in which event the Lease shall remain in full force and effect, or (ii) enforcing this Agreement. In either case, Landlord shall be entitled to reimbursement from Tenant for Landlord's attorneys' fees, court costs and all other damages resulting from Tenant's breach.

         5. Successorship. This Agreement shall be binding upon and inure to the benefit of Landlord and Tenant and their respective successors and assigns.

         6. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Ohio.

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         EXECUTED as of the date set forth above.
                                    LANDLORD:
WITNESSES:
                                    DUKE-WEEKS REALTY LIMITED PARTNERSHIP,
                                    an Indiana limited partnership
/s/ Nichole S. Cindric
----------------------
Nichole S. Cindric
----------------------
 (Printed)                          By: Duke-Weeks Realty Corporation,
                                        its general partner
/s/ Naomi Gump
----------------------
Naomi Gump                              By: /s/ Kenneth A. Schuermann
----------------------                     -----------------------------
(Printed)                                       Kenneth A. Schuermann
                                                Senior Vice President

                                    TENANT:

WITNESSES:
                                    LANVISION, INC., an Ohio corporation
/s/ Robin Ritchie Neuber
------------------------
Robin Ritchie Neuber
------------------------
(Printed)                           By: /s/ Eric Lombardo
                                       ---------------------------------

/s/ Joseph O. Brown, II             Printed: Eric Lombardo
------------------------                    ----------------------------
Joseph O. Brown, II
------------------------
(Printed)                           Title: EXEC. VP
                                          ------------------------------


STATE OF OHIO              )
                           ) SS:
COUNTY OF HAMILTON         )

         Before me, a Notary Public in and for said County and State, personally appeared Kenneth A. Schuermann, by me known and by me known to be the Senior Vice President of Duke-Weeks Realty Corporation, an Indiana corporation, general partner of Duke-Weeks Realty Limited Partnership, an Indiana limited partnership, who acknowledged the execution of the foregoing "Lease Termination Agreement" on behalf of said partnership.
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         WITNESS my hand and Notarial Seal this 21 day of February, 2000.

                                    /s/ Nichole S. Cindrick
                                    ------------------------------------
                                    Notary Public

                                    ------------------------------------
                                    (Printed Signature)

My Commission Expires:                  ( SEAL )
                      -------------

My County of Residence:  Warren     Nichole S. Cindric
                       ------------ Notary Public, State of Ohio
                                    My Commission Expires
                                    January 12, 2003

STATE OF Ohio         )
        --------------
                      ) SS:
COUNTY OF Warren      )
         -------------

         Before me, a Notary Public in and for said County and State, personally appeared Eric Lombardo, by me known and by me known to be the Exec. VP of LanVision, Inc., an Ohio corporation, who acknowledged the execution of the foregoing "Lease Termination Agreement" on behalf of said corporation.

         WITNESS my hand and Notarial Seal this 31 day of January, 2000.

                                    /s/ Melissa Vincent
                                       ---------------------------------
                                    Notary Public

                                    Melissa Vincent
                                    ------------------------------------
                                    (Printed Signature)

My Commission Expires:                  Melissa Vincent
                      ----------------- Notary Public, State of Ohio

My County of Residence:                 My Commission Expires June 8,2004
                       ----------------